SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20509

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 10, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                              BISHOP EQUITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Nevada                    33-44567-NY               13-3632859
      (State or other juris-          (Commission File No.)       (IRS Employer
     diction  of  incorporation)                                      I.D.No.)

                           7825 Fay Avenue, Suite 200
                           La Jolla, California  92037
                    (Address of Principal Executive Offices)

                                 (619) 456-5777
                          Registrant's Telephone Number


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     (a) On March 10, 1999, the Registrant executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Aethlon Agreement") of Aethlon, Inc., a California corporation ("Aethlon") whereby the Registrant acquired approximately 92% of the outstanding shares of common stock of Aethlon in exchange for shares of Common Stock of the Registrant (the "Bishop Shares"). Pursuant to the Aethlon Agreement, Aethlon became a majority owned subsidiary of the Registrant.

     Also on March 10, 1999, the Registrant executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Hemex Agreement") of Hemex, Inc., a Delaware corporation ("Hemex") whereby the Registrant acquired approximately 83% of the outstanding shares of common stock of Hemex in exchange for Bishop Shares. Pursuant to the Hemex Agreement, Hemex became a majority owned subsidiary of the Registrant.

     The Registrant issued a total of 675,000 Bishop Shares to the former shareholders of Aethlon and 1,123,211 Bishop Shares to the former shareholders of Hemex as of March 10, 1999.

     The Aethlon Agreement provides that the Registrant may issue an additional 58,500 Bishop Shares to acquire the remaining 8% of Aethlon. The Hemex Agreement provides that the Registrant may issue an additional 243,000 Bishop Shares to acquire the remaining 17% of Hemex. It is the intention of the Registrant's management ("Management") to continue to attempt to acquire 100% of the outstanding shares of Aethlon and Hemex on the same terms and conditions afforded the Aethlon and Hemex shareholders who have already become parties to the Hemex Agreement and the Aethlon Agreement, respectively (the Hemex Agreement and the Aethlon Agreement are collectively referred to as the "Plan").

     As of March 10, 1999, shareholders representing 1,798,211 of the 2,083,500 shares to be issued under the Plan (approximately 86% of the Registrant's shareholders as of March 10, 1999) had executed and delivered the Plan. Taking into account the 1,798,211 shares of "restricted securities" of the Registrant issued under the Plan on March 10, 1999, there are currently 2,309,711 shares of common stock of the Registrant issued and outstanding. Assuming that all of the shareholders of Aethlon and Hemex enter into the Plan, there will be a total of 2,595,000 shares of Registrant outstanding.

     The Plan was approved by the Board of Directors of the Company on February 22, 1999.

     The former principal shareholders of the Registrant and their percentage of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: Deborah A. Salerno, former President and Director, owned 425,000 shares of the Registrant (83%), and Maureen Abato, former Secretary/Treasurer and Director owned 75,000 shares of the Registrant (15%).

     The source of the consideration used by the Aethlon and Hemex shareholders to acquire their respective interests in the Registrant was the exchange of their outstanding shares of common stock of Aethlon and Hemex pursuant to the Plan.

     The basis of the "control" by the Aethlon and Hemex shareholders is Stock ownership or positions held. Pursuant to the Plan, the then members of The Board of Directors and executive officers resigned, in seriatim, and the persons named in paragraph (b) below were designated to serve as directors and executive officers of the Registrant, until the next respective annual meetings of the shareholders and directors of the Registrant or until their prior resignations or terminations.

     The new members of the Board of Directors have adopted a resolution to amend the Registrants Articles of Incorporation to change the name of the Registrant to "Aethlon Medical, Inc." subject to shareholder approval.

     (b) To the knowledge of Management and based upon a review of the stock ledger maintained by the Registrant's transfer agent and registrar, the following table sets forth the beneficial ownership of persons who own more than five percent of the Registrant's common stock as of the date hereof, and the share holdings of new Management:

                                                                     Percent
                                                         Number        of
Name                     Title                         of Shares(1)   Class

James A. Joyce           Chairman, Secretary,            675,400      29.2%
                         and Director

Franklyn S. Barry, Jr.   President/Chief Executive       418,593 (2)  15.4% (2)
                         Officer, Interim Chief Financial
                         Officer, and Director

Edward G. Broenniman     Director                        255,874 (3)  11.1%

Clara Ambrus             Chief Scientific Officer and    450,279      19.5%
                         Director of Hemex

Thomas Wolf              Shareholder                     131,820       5.7%

All directors and executive                            1,349,867 (4)  49.6% (4)
officers of Registrant as a group
(3 persons)

(1) Assumes 2,309,711 shares outstanding.
(2) Includes 412,500 shares issuable upon the exercise of presently-exercisable incentive stock options. The percentage ownership is based on 2,722,211 shares outstanding, assuming the exercise of the 412,500 options.
(3) Includes 201,989 shares owned of record by Linda Broenniman, Mr. Broenniman's wife.
(4) Includes 412,500 shares issuable upon the exercise of presently-exercisable incentive stock options held by Mr. Barry. The percentage ownership is based on 2,722,211 shares outstanding, assuming the exercise of the 412,500 options.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     See Item 1 of this Report. The consideration exchanged under the Plan was negotiated at "arms length" between the directors and executive officers of the Registrant and Aethlon and Hemex, respectively. The members of the Board of Directors of the Registrant used criteria utilized in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of Aethlon and Hemex; its management; and the potential benefit to the shareholders of the Registrant. The members of the Board of Directors determined in good faith that the consideration for the exchange was reasonable, under these circumstances.

     No director, executive officer or person who may be deemed to be an affiliate of the Registrant had any direct or indirect interest in either Aethlon or Hemex prior to the completion of the Plan.

Business

     Aethlon, incorporated in July 1998 under the laws of the State of California, was formed for the purpose of acquiring proprietary medical device technologies that it believes can be successfully developed and commercialized on an international basis. Prior to entering into the Plan, Aethlon had entered into an agreement with Hemex to provide interim funding and to acquire Hemex in accordance with the Plan.

     Hemex was incorporated in 1995 under the laws of the State of Delaware to develop and commercialize proprietary medical devices capable of removing harmful metal intoxicants and other contaminants from human blood. The commercialization of the Hemex HemopurifierTM, which removes targeted metal intoxicants in an extracorporeal (outside the body) fashion, will be the initial focus of the Registrant.


Management of Registrant


Names                               Title or Position                   Age
James A. Joyce                      Chairman, Secretary, and Director    37

Franklyn S. Barry, jr.              President/Chief Executive Officer,   59
  Interim Chief Financial Officer,
  and Director

Edward G. Broenniman                Director                             63

Resumes

James A. Joyce, Chairman, Secretary, and Director

     Mr. Joyce is the founder of Aethlon, Inc. Since 1993, Mr. Joyce has served as the Chief Executive Officer of James Joyce & Associates, a management consulting and investment banking organization that specializes in the structure and placement of private and public equity offerings. Most recently, he advised in the structure and placement of over $20 million in private equity on behalf of a publicly-traded computer distribution company, and served as a board member and advisor in the initial public offering of a biomedical company. Previously, Mr. Joyce was Chief Executive Officer of Mission Labs, Inc., President of Wall Street Advisors, Inc., and a principal in charge of U.S. operations for London Zurich Securities, Ltd.

Franklyn S. Barry, Jr., President, Chief Executive Officer, Interim Chief Financial Officer, and Director

     Mr. Barry has over 25 years of experience in managing and building companies. He has been the President and Chief Executive Officer of Hemex since April 1997. From 1994 to April 1997, Mr. Barry's was a private consultant. Included among his prior experiences are tenures as President of Fisher-Price and as co-founder and CEO of Software Distribution Services, which today operates as Ingram Micro-D, an international distributor of personal computer products. Mr. Barry serves on the Board of Directors of both publicly-traded and privately-owned businesses in several different industries. Mr. Barry received an B.A. from Harvard College and an M.B.A. from Harvard Graduate School of Business Administration.

Edward  G.  Broenniman,  Director

     Mr. Broenniman has 30 years of management and executive experience with high-tech, privately-held growth firms where he has served as a CEO, COO, or corporate advisor, using his expertise to focus management on increasing profitability and stockholder value. Mr. Broenniman recently served on the Board of Directors of publicly-traded QuesTech (acquired by CACI International), and currently serves on the Boards of four privately-held firms, the Dingham Center for Entrepreneurship's Board of Advisors at the University of Maryland, and the Board of the Association for Corporate Growth. Mr. Broenniman holds an M.B.A. degree from Stanford University and a B.A. degree from Yale University.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

     None; not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     None; not applicable.

ITEM 5.   OTHER EVENTS.

     None; not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     None; not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Financial statements for the years ended March 31, 1999 (audited) will be filed on or before May 24, 1999, which is 75 days after the closing of the Plan on March 24, 1999.

(b) Pro Forma Financial Information.

     Pro forma financial statements are being prepared and will be filed on or before May 24, 1999, which is 75 days after the closing of the Plan on March 24, 1999.

(c) Exhibits.

     10.1 AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE REGISTRANT AND
          AETHLON

              Exhibit "A" - List of Aethlon Shareholders
              Exhibit "B" - Aethlon Letter of Intent
              Exhibit "C" - Hemex Letter of Intent
              Exhibit "D" - Resolutions of Bishop
              Exhibit "E-1" - Indemnification of Barry
              Exhibit "E-2" - Indemnification of Joyce
              Exhibit "E-3" - Indemnification of Broenniman
              Exhibit "F" - Copies of Shares or Lost Certificate Affidavits Exhibit "G" - Power of Attorney to Shareholder Representative Exhibit "H" - Legal Opinion of Bishop Counsel
              Exhibit "I" - Schedule of Exceptions of Aethlon
              Exhibit "J" - Financial Statements of Aethlon
              Exhibit "K" - List of Aethlon Bank Accounts and Signatories
                            Therefor
              Exhibit "L" - Schedule of Exceptions of Bishop
              Exhibit "M" - Financial Statements of Bishop**
              Exhibit "N" - List of Bishop Bank Accounts and Signatories
                            Therefor

     10.2 AGREEMENT AND PLAN OF REORGANIZATION BETWEEN THE REGISTRANT AND
          HEMEX

              Exhibit "A" - List of Hemex Shareholders
              Exhibit "B" - Hemex Letter of Intent
              Exhibit "C" - Bishop Letter of Intent
              Exhibit "D" - Resolutions of Bishop
              Exhibit "E-1" - Indemnification of Barry
              Exhibit "E-2" - Indemnification of Joyce
              Exhibit "E-3" - Indemnification of Broenniman
              Exhibit "F" - Copies of Shares or Lost Certificate Affidavits Exhibit "G" - Power of Attorney to Shareholder Representative Exhibit "H" - Legal Opinion of Bishop Counsel
              Exhibit "I" - Schedule of Exceptions of Hemex
              Exhibit "J" - Financial Statements of Hemex
              Exhibit "K" - Legal Descriptions of Real Property of Hemex
              Exhibit "L" - List of Personal Property of Hemex
              Exhibit "M" - Patents, Trademarks, Service Marks of Hemex
              Exhibit "N" - List of Insurance Policies of Hemex
              Exhibit "O" - List of Hemex Bank Accounts and Signatories Therefor Exhibit "P" - Schedule of Exceptions of Bishop
              Exhibit "Q" - Financial Statements of Bishop**
              Exhibit "R" - List of Bishop Bank Accounts and Signatories
                            Therefor

     **Filed with Registrant's Annual Report on Form 10-K for the year ended March 31, 1998 and incorporated herein by this reference.

ITEM 8.   CHANGE IN FISCAL YEAR.

     None; not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BISHOP EQUITIES, INC.

Date: March 25, 1999     By:/s/James A. Joyce
                         ------------------------------------------------
                         James A. Joyce, Chairman, Secretary and Director